                                                                    EXHIBIT 23.3



                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 1996, except for Note 1, which is August 2, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-09777) and related Prospectus of Educational Medical, Inc. for the registration of 3,105,000 shares of its common stock.



                                          Tsakopulos Brown Schott & Anchors



San Antonio, Texas


September 19, 1996